UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36099	461315605
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

301 Harper Drive, Suite 110
Moorestown, NJ 08057
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 14, 2017, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), held its annual meeting of security holders. Each of the following four nominees to the board of directors was elected based on the votes for, votes withheld and abstentions set forth below after each respective name:

Name	Votes For	Votes Withheld	Broker Non-Vote

Jeffrey B. Lown II	6,155,239	162,269	4,627,528

Robert C. Mercer Jr.	6,149,389	168,479	4,627,528

Joseph Murin	4,839,763	1,478,105	4,627,528

Regina Lowrie	4,841,973	1,475,895	4,627,528

The Company’s security holders also ratified the appointment of Ernst & Young LLP as the Company’s independent public auditors for 2017 based on the following votes for, votes against, abstentions and broker non-votes:

Votes For	Votes Against	Abstentions

10,860,799	53,776	30,821

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Martin J. Levine
Martin J. Levine
Date: June 15, 2017		Chief Financial Officer